UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 13, 2004

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file	(I.R.S. Employer
	number)	Identification No.)

One Tellabs Center, 1415 West
Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

On July 13, 2004, Tellabs, Inc. issued the press release attached as Exhibit 99 announcing the resignation of Anders Gustafsson, senior executive vice president-global business operations, effective July 28, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 – Press Release of Tellabs, Inc., Dated July 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James A. Dite
James A. Dite
Vice President and Controller
(Principal Accounting Officer)

July 13, 2004
(Date)

EXHIBIT INDEX

Exhibit
Number	Description
99	Press Release of Tellabs, Inc., Dated July 13, 2004.